UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam International Growth Fund

Semiannual report
3 | 31 | 20

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PINOX

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 6, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 International Growth Fund

How was the investing environment during the reporting period?

The six-month reporting period was certainly a tale of two markets for international stocks. In the first half of the period — the final three months of 2019 — international stocks posted strong gains despite many investor worries, such as the ongoing U.S.–China trade conflict and uncertainty around the U.K. election and the future of Brexit. Despite occasional bouts of volatility, stocks rallied, and for the 2019 calendar year, international stocks gained 27.90%, as measured by the MSCI EAFE Growth Index.

Over the next three months, however, the environment shifted dramatically — for financial markets, economies, and citizens worldwide. Beginning in late February, the global spread of the COVID-19 pandemic led to unprecedented levels of volatility in financial markets. Manufacturing and services activities ceased across the globe as businesses were closed and stay-at-home orders took effect. At the same time, fixed-income markets encountered severe liquidity challenges, and oil prices and investor sentiment plummeted to new lows. Most major international stock indexes posted their worst

International Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/20. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4 International Growth Fund

quarterly performance in decades, generally in line with the U.S. market decline.

How did the fund perform in this environment?

It was a challenging six months for fund performance. The fund’s class A shares returned –14.16%, while the benchmark, the MSCI EAFE Growth Index [ND], returned –10.54%. The average return for funds in its Lipper peer group, International Multi-Cap Growth Funds, was –13.18%.

Could you discuss some specific stocks that contributed to the fund’s performance?

The top contributor for the period was A-Living Services, a China-based holding company specializing in property management services, such as hydropower maintenance, landscaping, and parking management.

Tencent Holdings, China’s largest gaming and social media company, was also a portfolio highlight for the period. The company has delivered strong earnings and revenue growth, most recently driven by its online gaming, financial technology, and business services.

Also among the top contributors was Dassault Systemes, a French software company that specializes in 3D design and product lifecycle management software. The company’s growth has been driven by recurring software revenue, and recent performance was boosted by the company’s 2019 acquisition of Medidata Solutions, a provider of clinical trial software for businesses in the pharmaceutical, biotechnology, and medical device industries.

What were some stocks that detracted from the fund’s performance for the period?

Our investment in Cenovus Energy, a Canadian integrated oil and natural gas company, was the top detractor for the period. Like the stocks of most energy companies, Cenovus declined sharply in the extremely challenging environment of early 2020. A Saudi Arabia–Russia oil price war, combined with the global spread of the COVID-19 pandemic, caused oil prices to plummet to their lowest levels in decades. Oil demand is expected to be pressured for some time as a result of business shutdowns and quarantines that have led to significantly lower transportation volumes.

The COVID-19 pandemic is also the explanation for the next two detractors — Airbus and Air Canada. As air travel plummeted, Airbus, a European aircraft manufacturer, was forced to temporarily shut down many of its manufacturing facilities. For Air Canada, seat capacity declined nearly 90% since the start of the outbreak, and the company announced the suspension of most of its international routes until June. By the close of the period, Air Canada was no longer in the portfolio.

What is your outlook for the coming months?

Providing an outlook is challenging as the situation remains highly fluid and markets are still working to assess the economic impact of this public health challenge. Beyond COVID-19, many other layers of uncertainty remain, including severely pressured oil prices.

We continue to conduct our research with a long-term view in order to identify businesses that we believe are positioned to persist through the downturn and into the recovery and normalization phases. In our view, it is important to look beyond the current turmoil when assessing appreciation potential, and we continue to focus on the fundamental strengths of individual businesses.

We are currently assessing opportunities in health care, including companies developing products to treat COVID-19. In communications services, we’re seeing opportunities as businesses and consumers become much more dependent on broadband, and we believe they

International Growth Fund 5

are unlikely to cut corners there in the future. On the positive side, government stimulus has been massive and is focused on getting small businesses and challenged sectors back on their feet, in our view. Anti-viral measures could mitigate symptoms and come into play sooner rather than later. We believe many businesses have the potential to come through this crisis even stronger, including those with market share leadership, solid brands, and strong balance sheets.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/3/95)
Before sales charge	5.15%	29.31%	2.60%	–2.28%	–0.46%	–0.82%	–0.27%	–12.05%	–14.16%
After sales charge	4.91	21.87	2.00	–7.90	–1.63	–6.52	–2.22	–17.11	–19.09
Class B (7/21/95)
Before CDSC	4.91	21.76	1.99	–5.93	–1.21	–3.07	–1.04	–12.75	–14.51
After CDSC	4.91	21.76	1.99	–7.79	–1.61	–5.98	–2.04	–17.11	–18.79
Class C (2/1/99)
Before CDSC	4.85	19.87	1.83	–5.86	–1.20	–3.00	–1.01	–12.72	–14.49
After CDSC	4.85	19.87	1.83	–5.86	–1.20	–3.00	–1.01	–13.59	–15.34
Class R (12/1/03)
Net asset value	4.89	26.10	2.35	–3.50	–0.71	–1.61	–0.54	–12.31	–14.30
Class R6 (5/22/18)
Net asset value	5.32	33.01	2.89	–0.73	–0.15	0.22	0.07	–11.72	–14.00
Class Y (10/4/05)
Net asset value	5.30	32.58	2.86	–1.05	–0.21	–0.11	–0.04	–11.88	–14.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

International Growth Fund 7

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Growth
Index (ND)	4.09%	58.39%	4.71%	13.00%	2.47%	9.21%	2.98%	–5.84%	–10.54%
Lipper International
Multi-Cap Growth
Funds category	5.16	44.31	3.56	4.00	0.66	1.32	0.33	–10.89	–13.18
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 510, 496, 426, 350, 284, and 29 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20
	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
9/30/19	$21.26	$22.56	$18.81	$19.26	$20.70	$21.64	$21.59
3/31/20	18.25	19.36	16.08	16.47	17.74	18.61	18.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

8 International Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 9/30/19*	1.37%	2.12%	2.12%	1.62%	0.93%	1.12%
Total annual operating expenses for the
fiscal year ended 9/30/19	1.50%	2.25%	2.25%	1.75%	1.06%	1.25%
Annualized expense ratio for the
six-month period ended 3/31/20 †	1.35%	2.10%	2.10%	1.60%	0.91%	1.10%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 1/30/21.

† Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 3/31/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.27	$9.74	$9.74	$7.43	$4.23	$5.11
Ending value (after expenses)	$858.40	$854.90	$855.10	$857.00	$860.00	$859.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Growth Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.81	$10.58	$10.58	$8.07	$4.60	$5.55
Ending value (after expenses)	$1,018.25	$1,014.50	$1,014.50	$1,017.00	$1,020.45	$1,019.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 International Growth Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

International Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding

12 International Growth Fund

same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Growth Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 International Growth Fund

The fund’s portfolio 3/31/20 (Unaudited)

COMMON STOCKS (92.8%)*	Shares	Value
Aerospace and defense (1.7%)
Airbus SE (France)	51,259	$3,325,849
		3,325,849
Airlines (0.3%)
Dart Group PLC (United Kingdom)	82,135	560,049
		560,049
Auto components (0.9%)
Toyota Industries Corp. (Japan)	34,100	1,636,286
		1,636,286
Banks (2.9%)
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	8,966,800	1,167,456
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	288,572	1,045,584
HDFC Bank, Ltd. (India)	299,077	3,365,099
		5,578,139
Beverages (8.7%)
Asahi Group Holdings, Ltd. (Japan)	103,300	3,354,040
Coca-Cola HBC AG (Switzerland)	76,619	1,646,777
Diageo PLC (United Kingdom)	81,134	2,598,615
Heineken NV (Netherlands)	49,276	4,124,305
Pernod Ricard SA (France)	14,344	2,040,273
Wuliangye Yibin Co., Ltd. Class A (China)	178,800	2,917,712
		16,681,722
Building products (1.3%)
Daikin Industries, Ltd. (Japan)	20,100	2,451,116
		2,451,116
Capital markets (3.4%)
Deutsche Boerse AG (Germany)	20,096	2,760,551
Quilter PLC (United Kingdom)	1,435,488	2,097,762
TMX Group, Ltd. (Canada)	21,700	1,615,511
		6,473,824
Chemicals (1.2%)
Koninklijke DSM NV (Netherlands)	20,288	2,305,409
		2,305,409
Commercial services and supplies (2.8%)
A-Living Services Co., Ltd. Class H (China)	1,124,750	5,433,801
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † F	5	4
New Middle East Other Assets GmbH (acquired 8/2/13, cost $3) (Private)
(Germany) † F	2	2
		5,433,807
Construction and engineering (1.2%)
Vinci SA (France)	28,009	2,317,607
		2,317,607
Distributors (1.4%)
PALTAC Corp. (Japan)	52,000	2,596,398
		2,596,398
Diversified consumer services (1.3%)
Fu Shou Yuan International Group, Ltd. (China)	2,946,000	2,580,287
		2,580,287

International Growth Fund 15

COMMON STOCKS (92.8%)* cont.	Shares	Value
Food and staples retail (1.1%)
Dino Polska SA (Poland) †	52,862	$2,067,618
		2,067,618
Food products (7.6%)
Grieg Seafood ASA (Norway)	165,141	1,534,404
Kerry Group PLC Class A (Ireland)	31,314	3,589,929
Nestle SA (Switzerland)	76,556	7,890,491
WH Group, Ltd. (Hong Kong)	1,719,500	1,596,794
		14,611,618
Health-care providers and services (2.2%)
Orpea (France)	39,602	4,147,302
		4,147,302
Hotels, restaurants, and leisure (2.0%)
Compass Group PLC (United Kingdom)	149,163	2,330,614
GVC Holdings PLC (Isle of Man)	217,441	1,509,397
		3,840,011
Household durables (2.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † F	10	8
Sony Corp. (Japan)	68,100	4,048,082
		4,048,090
Insurance (6.4%)
AIA Group, Ltd. (Hong Kong)	396,200	3,564,335
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	423,000	4,137,853
Prudential PLC (United Kingdom)	139,872	1,785,471
QBE Insurance Group, Ltd. (Australia)	516,222	2,820,477
		12,308,136
Interactive media and services (5.4%)
Tencent Holdings, Ltd. (China)	171,200	8,347,975
Yandex NV Class A (Russia) † S	60,800	2,070,240
		10,418,215
Internet and direct marketing retail (3.7%)
Alibaba Group Holding, Ltd. ADR (China) †	23,400	4,550,832
JD.com, Inc. ADR (China) †	63,600	2,575,800
		7,126,632
IT Services (2.6%)
Visa, Inc. Class A S	30,900	4,978,608
		4,978,608
Life sciences tools and services (1.5%)
Lonza Group AG (Switzerland)	7,078	2,944,810
		2,944,810
Media (0.6%)
Cogeco Communications, Inc. (Canada)	18,224	1,236,300
		1,236,300
Oil, gas, and consumable fuels (2.3%)
Cenovus Energy, Inc. (Canada)	360,700	727,910
Reliance Industries, Ltd. (India)	247,288	3,639,817
		4,367,727
Personal products (2.9%)
Shiseido Co., Ltd. (Japan)	56,900	3,361,187
Unilever NV (Netherlands)	45,849	2,258,979
		5,620,166

16 International Growth Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value
Pharmaceuticals (6.3%)
AstraZeneca PLC (United Kingdom)	75,339	$6,729,888
Novartis AG (Switzerland)	66,069	5,460,275
		12,190,163
Real estate management and development (1.1%)
Open House Co., Ltd. (Japan)	101,900	2,095,922
		2,095,922
Semiconductors and semiconductor equipment (6.1%)
ASML Holding NV (Netherlands)	19,895	5,287,304
NXP Semiconductors NV	18,450	1,530,059
Renesas Electronics Corp. (Japan) †	557,200	2,000,556
SK Hynix, Inc. (South Korea)	30,294	2,049,333
Tokyo Seimitsu Co., Ltd. (Japan)	28,400	807,679
		11,674,931
Software (5.5%)
Constellation Software, Inc. (Canada)	5,250	4,771,445
Dassault Systemes SA (France)	29,561	4,383,800
Talend SA ADR †	64,150	1,438,885
		10,594,130
Textiles, apparel, and luxury goods (4.9%)
adidas AG (Germany)	15,250	3,508,228
Aritzia, Inc. (Canada) †	97,300	851,107
Kering SA (France)	9,525	4,970,094
		9,329,429
Trading companies and distributors (1.4%)
Ashtead Group PLC (United Kingdom)	121,875	2,706,921
		2,706,921
Total common stocks (cost $196,949,001)		$178,247,222

	Principal
U.S. TREASURY OBLIGATIONS (0.6%)*	amount	Value
U.S. Treasury Bonds 8.00%, 11/15/21 [i]	$63,000	$72,767
U.S. Treasury Notes
2.50%, 1/15/22 [i]	20,000	20,905
2.25%, 12/31/23 [i]	97,000	104,381
2.25%, 7/31/21 [i]	171,000	176,298
2.125%, 3/31/24 [i]	115,000	123,103
2.00%, 2/15/25 [i]	202,000	217,976
1.75%, 9/30/22 [i]	353,000	366,142
Total U.S. treasury obligations (cost $1,081,572)		$1,081,572

	Principal amount/
SHORT-TERM INVESTMENTS (9.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.54% [d]	Shares	2,957,320	$2,957,320
Putnam Short Term Investment Fund 0.92% L	Shares	12,100,698	12,100,698
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	728,000	728,000
U.S. Treasury Bills 1.690%, 4/16/20 ∆		$196,000	195,994
U.S. Treasury Bills 1.649%, 4/9/20 ∆		141,000	140,997
U.S. Treasury Bills 1.636%, 4/2/20		178,000	178,000
U.S. Treasury Bills 1.569%, 6/18/20 ∆		86,000	85,983

International Growth Fund 17

	Principal amount/
SHORT-TERM INVESTMENTS (9.1%)* cont.	shares	Value
U.S. Treasury Bills 1.546%, 7/16/20 ∆	$474,000	$473,890
U.S. Treasury Bills 0.011%, 8/6/20 ∆	174,000	173,948
U.S. Treasury Bills 0.005%, 9/10/20	134,000	133,931
U.S. Treasury Bills 0.005%, 6/11/20	61,000	60,989
U.S. Treasury Bills zero %, 8/20/20	211,000	210,928
Total short-term investments (cost $17,438,425)		$17,440,678

TOTAL INVESTMENTS
Total investments (cost $215,468,998)		$196,769,472

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $192,047,826.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $605,955 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,544,190 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

18 International Growth Fund

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	15.9%	Ireland	1.9%
Japan	11.6	Australia	1.5
United States	11.3	Russia	1.1
France	11.0	Poland	1.1
United Kingdom	9.8	South Korea	1.1
Switzerland	9.3	Norway	0.8
Netherlands	7.3	Isle of Man	0.8
Canada	4.8	Indonesia	0.6
India	3.6	Egypt	0.5
Germany	3.3	Total	100.0%
Hong Kong	2.7

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $190,241,522) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Brazilian Real	Buy	4/2/20	$2,472,085	$2,911,573	$(439,488)
	Brazilian Real	Sell	4/2/20	2,472,085	3,069,490	597,405
	Japanese Yen	Buy	4/15/20	3,195,191	3,174,764	20,427
Barclays Bank PLC
	Australian Dollar	Buy	4/15/20	720,023	812,935	(92,912)
	British Pound	Sell	4/15/20	1,148,468	1,145,147	(3,321)
	Canadian Dollar	Buy	4/15/20	1,151,756	1,191,280	(39,524)
	Euro	Sell	4/15/20	8,024,534	8,166,673	142,139
	Hong Kong Dollar	Buy	4/15/20	2,759,718	2,752,571	7,147
	Polish Zloty	Sell	4/15/20	2,038,318	2,176,335	138,017
	Swedish Krona	Sell	4/15/20	699,730	737,277	37,547
Citibank, N.A.
	Australian Dollar	Sell	4/15/20	1,879,381	2,040,367	160,986
	Canadian Dollar	Sell	4/15/20	3,362,877	3,654,480	291,603
	Danish Krone	Buy	4/15/20	7,126,971	7,232,126	(105,155)
	Euro	Buy	4/15/20	6,154,946	6,246,703	(91,757)
Goldman Sachs International
	British Pound	Buy	4/15/20	427,010	440,469	(13,459)
	Canadian Dollar	Buy	4/15/20	2,625,528	2,659,986	(34,458)
	Euro	Buy	4/15/20	1,942,523	1,970,663	(28,140)
	Hong Kong Dollar	Sell	4/15/20	1,098,888	1,098,659	(229)
	Japanese Yen	Sell	4/15/20	3,003,728	3,053,664	49,936
	Swedish Krona	Sell	4/15/20	972,898	986,781	13,883
HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/15/20	911,043	987,824	76,781
	Chinese Yuan (Offshore)	Sell	4/15/20	29,328,867	29,611,938	283,071
	Euro	Sell	4/15/20	1,656,744	1,681,593	24,849
	Japanese Yen	Buy	4/15/20	4,332,881	4,319,025	13,856

International Growth Fund 19

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $190,241,522) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	$668,966	$755,344	$(86,378)
	British Pound	Buy	4/15/20	3,270,101	3,373,557	(103,456)
	Canadian Dollar	Sell	4/15/20	4,186,220	4,554,095	367,875
	Japanese Yen	Buy	4/15/20	8,190,919	8,098,204	92,715
	New Zealand Dollar	Buy	4/15/20	422,226	472,465	(50,239)
	Norwegian Krone	Sell	4/15/20	601,519	671,338	69,819
	Singapore Dollar	Buy	4/15/20	2,968,324	3,083,496	(115,172)
	South Korean Won	Sell	4/14/20	2,540,476	2,612,856	72,380
	Swedish Krona	Buy	4/15/20	87,284	90,860	(3,576)
	Swiss Franc	Buy	4/15/20	10,260,207	10,344,425	(84,218)
	NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	721,500	814,632	(93,132)
	British Pound	Buy	4/15/20	1,267,737	1,305,092	(37,355)
	Swedish Krona	Buy	4/15/20	7,513,718	7,821,635	(307,917)
	State Street Bank and Trust Co.
	British Pound	Sell	4/15/20	6,004,856	6,331,909	327,053
	Canadian Dollar	Sell	4/15/20	3,747,080	4,063,094	316,014
	Israeli Shekel	Buy	4/16/20	1,446,303	1,480,525	(34,222)
	Japanese Yen	Buy	4/15/20	10,619,242	10,563,037	56,205
UBS AG
	Australian Dollar	Sell	4/15/20	2,192,303	2,061,199	(131,104)
	British Pound	Buy	4/15/20	1,553,985	1,603,038	(49,053)
	Canadian Dollar	Sell	4/15/20	14,427	377,310	362,883
	Euro	Buy	4/15/20	11,478,485	11,722,128	(243,643)
	Japanese Yen	Buy	4/15/20	1,261,447	1,251,509	9,938
	WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	10,196,402	11,103,829	(907,427)
	British Pound	Buy	4/15/20	755,996	779,862	(23,866)
	Japanese Yen	Buy	4/15/20	2,835,496	2,783,760	51,736
	Unrealized appreciation					3,584,265
	Unrealized (depreciation)					(3,119,201)
Total						$465,064

* The exchange currency for all contracts listed is the United States Dollar.

20 International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$3,306,540	$8,347,975	$—
Consumer discretionary	7,977,739	23,179,386	8
Consumer staples	—	38,981,124	—
Energy	727,910	3,639,817	—
Financials	1,615,511	22,744,588	—
Health care	—	19,282,275	—
Industrials	—	16,795,343	6
Information technology	12,718,997	14,528,672	—
Materials	—	2,305,409	—
Real estate	—	2,095,922	—
Total common stocks	26,346,697	151,900,511	14
U.S. treasury obligations	—	1,081,572	—
Short-term investments	12,828,698	4,611,980	—
Totals by level	$39,175,395	$157,594,063	$14

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$465,064	$—
Totals by level	$—	$465,064	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 21

Statement of assets and liabilities 3/31/20 (Unaudited)
ASSETS
Investment in securities, at value, including $2,877,591 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $200,410,980)	$181,711,454
Affiliated issuers (identified cost $15,058,018) (Notes 1 and 5)	15,058,018
Cash	77,352
Foreign currency (cost $144,022) (Note 1)	144,325
Dividends, interest and other receivables	387,292
Foreign tax reclaim	233,874
Receivable for shares of the fund sold	42,311
Unrealized appreciation on forward currency contracts (Note 1)	3,584,265
Prepaid assets	36,891
Total assets	201,275,782

LIABILITIES
Payable for shares of the fund repurchased	569,821
Payable for compensation of Manager (Note 2)	74,963
Payable for custodian fees (Note 2)	78,708
Payable for investor servicing fees (Note 2)	87,004
Payable for Trustee compensation and expenses (Note 2)	180,131
Payable for administrative services (Note 2)	406
Payable for distribution fees (Note 2)	134,080
Unrealized depreciation on forward currency contracts (Note 1)	3,119,201
Collateral on securities loaned, at value (Note 1)	2,957,320
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,809,572
Other accrued expenses	216,750
Total liabilities	9,227,956

Net assets	$192,047,826

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$220,724,834
Total distributable earnings (Note 1)	(28,677,008)
Total — Representing net assets applicable to capital shares outstanding	$192,047,826

(Continued on next page)

22 International Growth Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($171,083,839 divided by 9,375,860 shares)	$18.25
Offering price per class A share (100/94.25 of $18.25)*	$19.36
Net asset value and offering price per class B share ($1,384,049 divided by 86,051 shares)**	$16.08
Net asset value and offering price per class C share ($3,053,668 divided by 185,416 shares)**	$16.47
Net asset value, offering price and redemption price per class R share
($423,568 divided by 23,874 shares)	$17.74
Net asset value, offering price and redemption price per class R6 share
($8,395,981 divided by 451,096 shares)	$18.61
Net asset value, offering price and redemption price per class Y share
($7,706,721 divided by 415,367 shares)	$18.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 23

Statement of operations Six months ended 3/31/20 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $98,507)	$1,225,612
Interest (including interest income of $50,122 from investments in affiliated issuers) (Note 5)	55,745
Securities lending (net of expenses) (Notes 1 and 5)	1,953
Total investment income	1,283,310

EXPENSES
Compensation of Manager (Note 2)	1,053,614
Investor servicing fees (Note 2)	285,600
Custodian fees (Note 2)	50,738
Trustee compensation and expenses (Note 2)	1,190
Distribution fees (Note 2)	301,575
Administrative services (Note 2)	3,991
Legal	134,980
Other	246,446
Fees waived and reimbursed by Manager (Note 2)	(421,292)
Total expenses	1,656,842

Expense reduction (Note 2)	(942)
Net expenses	1,655,900

Net investment loss	(372,590)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,307,672)
Foreign currency transactions (Note 1)	(35,158)
Forward currency contracts (Note 1)	137,690
Total net realized loss	(1,205,140)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(28,782,901)
Assets and liabilities in foreign currencies	(7,028)
Forward currency contracts	327,303
Total change in net unrealized depreciation	(28,462,626)

Net loss on investments	(29,667,766)

Net decrease in net assets resulting from operations	$(30,040,356)

The accompanying notes are an integral part of these financial statements.

24 International Growth Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income (loss)	$(372,590)	$1,146,216
Net realized loss on investments
and foreign currency transactions	(1,205,140)	(7,943,410)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(28,462,626)	(11,197,544)
Net decrease in net assets resulting from operations	(30,040,356)	(17,994,738)
Increase in capital from settlement payments	—	9,908
Decrease from capital share transactions (Note 4)	(30,449,109)	(33,288,313)
Total decrease in net assets	(60,489,465)	(51,273,143)

NET ASSETS
Beginning of period	252,537,291	303,810,434
End of period	$192,047,826	$252,537,291

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
March 31, 2020 **	$21.26	(.03)	(2.98)	(3.01)	—	—	—	$18.25	(14.16)*	$171,084	.67*d	(.15)*d	32*
September 30, 2019	22.54	.09	(1.37)	(1.28)	—	—	—[e,f]	21.26	(5.68)	208,569	1.37[d]	.43[d]	77
September 30, 2018	21.88	.02	.64	.66	—	—	—	22.54	3.02	247,156	1.49[d]	.09[d]	96
September 30, 2017	18.54	.12	3.54	3.66	(.32)	(.32)	—	21.88	20.25	255,755	1.49	.65	121
September 30, 2016	17.93	.12	.49	.61	—	—	—	18.54	3.40	242,646	1.46[d]	.70[d]	108
September 30, 2015	19.05	.09	(1.21)	(1.12)	—	—	—	17.93	(5.88)	260,642	1.48	.49	88
Class B
March 31, 2020 **	$18.81	(.10)	(2.63)	(2.73)	—	—	—	$16.08	(14.51)*	$1,384	1.05*d	(.53)*d	32*
September 30, 2019	20.09	(.07)	(1.21)	(1.28)	—	—	—[e,f]	18.81	(6.37)	1,854	2.12[d]	(.37) [d]	77
September 30, 2018	19.65	(.14)	.58	.44	—	—	—	20.09	2.24	3,017	2.24[d]	(.69) [d]	96
September 30, 2017	16.66	(.02)	3.19	3.17	(.18)	(.18)	—	19.65	19.37	3,984	2.24	(.12)	121
September 30, 2016	16.23	(.01)	.44	.43	—	—	—	16.66	2.65	4,169	2.21[d]	(.07) [d]	108
September 30, 2015	17.38	(.05)	(1.10)	(1.15)	—	—	—	16.23	(6.62)	4,990	2.23	(.28)	88
Class C
March 31, 2020 **	$19.26	(.11)	(2.68)	(2.79)	—	—	—	$16.47	(14.49)*	$3,054	1.05*d	(.54)*d	32*
September 30, 2019	20.57	(.07)	(1.24)	(1.31)	—	—	—[e,f]	19.26	(6.37)	4,099	2.12[d]	(.35) [d]	77
September 30, 2018	20.12	(.15)	.60	.45	—	—	—	20.57	2.24	6,208	2.24[d]	(.73) [d]	96
September 30, 2017	17.06	(.02)	3.27	3.25	(.19)	(.19)	—	20.12	19.38	8,406	2.24	(.10)	121
September 30, 2016	16.62	(.01)	.45	.44	—	—	—	17.06	2.65	7,741	2.21[d]	(.05) [d]	108
September 30, 2015	17.80	(.04)	(1.14)	(1.18)	—	—	—	16.62	(6.63)	8,591	2.23	(.25)	88
Class R
March 31, 2020 **	$20.70	(.06)	(2.90)	(2.96)	—	—	—	$17.74	(14.30)*	$424	.80 *d	(.28)*d	32*
September 30, 2019	22.00	.03	(1.33)	(1.30)	—	—	—[e,f]	20.70	(5.91)	496	1.62[d]	.16[d]	77
September 30, 2018	21.40	(.03)	.63	.60	—	—	—	22.00	2.80	977	1.74[d]	(.15) [d]	96
September 30, 2017	18.15	.07	3.46	3.53	(.28)	(.28)	—	21.40	19.93	856	1.74	.40	121
September 30, 2016	17.60	.08	.47	.55	—	—	—	18.15	3.13	708	1.71[d]	.44[d]	108
September 30, 2015	18.74	.03	(1.17)	(1.14)	—	—	—	17.60	(6.08)	658	1.73	.16	88
Class R6
March 31, 2020 **	$21.64	.02	(3.05)	(3.03)	—	—	—	$18.61	(14.00)*	$8,396	.46*d	.07*d	32*
September 30, 2019	22.84	.18	(1.38)	(1.20)	—	—	—[e,f]	21.64	(5.25)	10,537	.93[d]	.86[d]	77
September 30, 2018 †	24.19	.04	(1.39)	(1.35)	—	—	—	22.84	(5.58)*	11,684	.37*d	.18*d	96
Class Y
March 31, 2020 **	$21.59	(.02)	(3.02)	(3.04)	—	—	—	$18.55	(14.08)*	$7,707	.55*d	(.10)*d	32*
September 30, 2019	22.83	.14	(1.38)	(1.24)	—	—	—[e,f]	21.59	(5.43)	22,796	1.12[d]	.66[d]	77
September 30, 2018	22.10	.10	.63	.73	—	—	—	22.83	3.30	29,450	1.24[d]	.45[d]	96
September 30, 2017	18.73	.18	3.55	3.73	(.36)	(.36)	—	22.10	20.54	20,937	1.24	.92	121
September 30, 2016	18.07	.17	.49	.66	—	—	—	18.73	3.65	19,874	1.21[d]	.96[d]	108
September 30, 2015	19.15	.14	(1.22)	(1.08)	—	—	—	18.07	(5.64)	20,409	1.23	.75	88

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Growth Fund	International Growth Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
March 31, 2020	0.17%
September 30, 2019	0.13
September 30, 2018	0.02
September 30, 2016	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Market Corp. which amounted to less than $0.01 per share outstanding on March 6, 2019.

The accompanying notes are an integral part of these financial statements.

28 International Growth Fund

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

International Growth Fund 29

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

30 International Growth Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

International Growth Fund 31

At the close of the reporting period, the fund had a net liability position of $1,381,407 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $605,955 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,957,320 and the value of securities loaned amounted to $2,877,591.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,103,351	$—	$8,103,351

32 International Growth Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $216,212,646, resulting in gross unrealized appreciation and depreciation of $14,844,905 and $33,823,015, respectively, or net unrealized depreciation of $18,978,110.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.424% of the fund’s average net assets, which included an effective base fee of 0.459% and a decrease of 0.035% ($86,335) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through January 30, 2021, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the

International Growth Fund 33

fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.93% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $233,681 as a result of this limit.

Putnam Management has also contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $187,611 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$253,221	Class R	613
Class B	2,139	Class R6	2,567
Class C	4,743	Class Y	20,718
Class M	1,599	Total	$285,600

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $942 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $184, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

34 International Growth Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$266,262
Class B	1.00%	1.00%	9,019
Class C	1.00%	1.00%	20,005
ClassM *	1.00%	0.75%	4,999
Class R	1.00%	0.50%	1,290
Total			$301,575

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,601 and $19 from the sale of class A and class M shares, respectively, and received $176 and $29 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $31 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$76,503,000	$115,335,472
U.S. government securities (Long-term)	—	—
Total	$76,503,000	$115,335,472

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

International Growth Fund 35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	314,837	$7,064,496	219,514	$4,518,154
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	314,837	7,064,496	219,514	4,518,154
Shares repurchased	(749,528)	(16,139,892)	(1,375,353)	(28,311,368)
Net decrease	(434,691)	$(9,075,396)	(1,155,839)	$(23,793,214)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	506	$10,424	270	$5,000
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	506	10,424	270	5,000
Shares repurchased	(13,008)	(250,954)	(51,889)	(948,908)
Net decrease	(12,502)	$(240,530)	(51,619)	$(943,908)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	15,800	$300,832	26,596	$493,123
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	15,800	300,832	26,596	493,123
Shares repurchased	(43,228)	(871,179)	(115,566)	(2,177,693)
Net decrease	(27,428)	$(570,347)	(88,970)	$(1,684,570)

	SIX MONTHS ENDED 3/31/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	176	$3,571	3,410	$65,261
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	176	3,571	3,410	65,261
Shares repurchased	(213,400)	(4,435,976)	(44,446)	(853,213)
Net decrease	(213,224)	$(4,432,405)	(41,036)	$(787,952)

36 International Growth Fund

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	1,500	$31,808	7,779	$155,250
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,500	31,808	7,779	155,250
Shares repurchased	(1,591)	(34,367)	(28,253)	(578,078)
Net decrease	(91)	$(2,559)	(20,474)	$(422,828)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	18,541	$415,799	73,964	$1,629,602
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	18,541	415,799	73,964	1,629,602
Shares repurchased	(54,439)	(1,215,712)	(98,570)	(2,059,388)
Net decrease	(35,898)	$(799,913)	(24,606)	$(429,786)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	51,972	$1,189,149	347,552	$7,074,250
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	51,972	1,189,149	347,552	7,074,250
Shares repurchased	(692,651)	(16,517,108)	(581,602)	(12,300,305)
Net decrease	(640,679)	$(15,327,959)	(234,050)	$(5,226,055)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,970,000	$11,710,785	$13,723,465	$17,296	$2,957,320
Putnam Short Term
Investment Fund**	3,296,499	62,486,858	53,682,659	50,122	12,100,698
Total Short-term
investments	$8,266,499	$74,197,643	$67,406,124	$67,418	$15,058,018

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

International Growth Fund 37

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Note 7: Actions by the Trustees

The Trustees of the Putnam Funds have approved a proposal to merge the fund into Putnam Emerging Markets Equity Fund. The proposed merger was approved by the fund’s shareholders on April 30, 2020 and is expected to occur on or about May 18, 2020.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$158,200,000
Warrants (number of warrants)	31,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,584,265	Payables	$3,119,201
Total		$3,584,265		$3,119,201

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$137,690	$137,690
Equity contracts	208,029	—	$208,029
Total	$208,029	$137,690	$345,719

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$327,303	$327,303
Equity contracts	(58,696)	—	$(58,696)
Total	$(58,696)	$327,303	$268,607

38 International Growth Fund

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International Growth Fund 39

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$617,832	$324,850	$452,589	$63,819	$398,557	$602,789	$—	$699,272	$372,821	$51,736	$3,584,265
Total Assets	$617,832	$324,850	$452,589	$63,819	$398,557	$602,789	$—	$699,272	$372,821	$51,736	$3,584,265
Liabilities:
Forward currency contracts #	439,488	135,757	196,912	76,286	—	443,039	438,404	34,222	423,800	931,293	3,119,201
Total Liabilities	$439,488	$135,757	$196,912	$76,286	$—	$443,039	$438,404	$34,222	$423,800	$931,293	$3,119,201
Total Financial and Derivative Net Assets	$178,344	$189,093	$255,677	$(12,467)	$398,557	$159,750	$(438,404)	$665,050	$(50,979)	$(879,557)	$465,064
Total collateral received (pledged)†##	$123,103	$180,000	$255,677	$—	$398,557	$148,000	$(438,404)	$615,207	$(50,979)	$—
Net amount	$55,241	$9,093	$—	$(12,467)	$—	$11,750	$—	$49,843	$—	$(879,557)
Controlled collateral received (including TBA
commitments)**	$123,103	$180,000	$280,000	$—	$463,262	$148,000	$—	$615,207	$—	$—	$1,809,572
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$(533,961)	$—	$(71,994)	$—	$(605,955)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Growth Fund	International Growth Fund 41

Shareholder meeting results (Unaudited)

April 30, 2020 special meeting

Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam International Growth Fund to Putnam Emerging Markets Equity Fund in exchange for the assumption by Putnam Emerging Markets Equity Fund of all of the liabilities of Putnam International Growth Fund, the issuance and delivery of shares of beneficial interest of Putnam Emerging Markets Equity Fund, and the distribution of these shares to the shareholders of Putnam International Growth Fund in complete liquidation of Putnam International Growth Fund.

	Shares voted	% of voted	% of total
For	4,748,283.976	87.244%	44.009%
Against	373,308.761	6.859%	3.460%
Abstain	320,961.935	5.897%	2.974%
Total	5,442,554.672	100.000%	50.443%

All tabulations are rounded to the nearest whole number.

42 International Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

International Growth Fund 43

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 International Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA010 320759 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020